 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): March 11, 2025 (March 7, 2025)

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On March 11, 2025, Wheels Up Experience Inc. (the “Company” or “Wheels Up”) issued a press release and an investor letter announcing its financial results for the three months and fiscal year ended December 31, 2024. The full text of the press release and investor letter are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated by reference herein.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)(c)(e)    On March 11, 2025, Wheels Up announced that the Company’s Board of Directors (the “Board”) has appointed John Verkamp to serve as Chief Financial Officer and principal financial officer of the Company. Mr. Verkamp is expected to join Wheels Up on March 31, 2025 (the “Start Date”). Eric Cabezas will continue to serve as the Company’s Interim Chief Financial Officer and principal financial officer until the Start Date, and thereafter it is anticipated that he will continue as the Company’s Senior Vice President of Finance, a role he has held since February 2019.
Mr. Verkamp, age 45, is expected to join Wheels Up after over 20 years at General Electric Company (“GE”) and GE Vernova Inc. (“GE Vernova”), which included multiple financial leadership positions within GE’s Aerospace and Vernova organizations. Mr. Verkamp joined GE Vernova in 2018 and most recently served as Chief Financial Officer of its Gas Power Global Services business from April 2023 to March 2025. Prior to assuming that role, he served as Chief Financial Officer of Gas Power Transactional Services from April 2021 to April 2023, Chief Financial Officer of Gas Power Commercial and Services from March 2019 to April 2021 and Senior Executive of Financial Planning and Analysis for GE Power from June 2018 to March 2019. Prior to joining GE Vernova, he held a number of leadership roles at GE Aerospace, including as Chief Financial Officer of Avio Aero from November 2015 to June 2018, Chief Financial Officer of Commercial Finance and Risk from March 2013 to October 2015 and Executive Services Financial Planning and Analysis from May 2010 to March 2013. He started his career with GE Plastics in 2003 and subsequently held various audit and financial roles at other GE companies. Mr. Verkamp holds a Bachelor of Science degree in Finance and Accounting from the Kelley School of Business at Indiana University.
In connection with his appointment as Chief Financial Officer of the Company, Wheels Up Partners LLC, an indirect subsidiary of the Company, and Mr. Verkamp entered into an Offer Letter, dated March 7, 2025 (the “Offer Letter”), pursuant to which: (i) the Company will pay Mr. Verkamp an annual base salary of $550,000, which will be prorated for 2025 based on the term of his service during the year; (ii) he will be eligible to receive an annual incentive bonus with a target amount equal to 100% of his annual base salary, the achievement of which will be subject to the terms and conditions of the Company’s annual bonus plan and prorated for 2025 based on the term of his service during the year; (iii) he will receive 20 hours of flight time per year on the Company’s King Air 350i aircraft in accordance with the executive flight hours plan established by the Company from time to time; and (iv) he will be eligible to participate in the employee benefit plans available to other executive officers of the Company, including participation at the Executive Vice President level under the Company’s Executive Severance Guidelines.
In addition, the Compensation Committee of the Board approved the Wheels Up Experience Inc. Performance Award Agreement to be granted to Mr. Verkamp on the Start Date (the “CFO Performance Award”), which is expected to be a standalone equity compensation plan. The CFO Performance Award is intended to be a one-time performance award granted to Mr. Verkamp in lieu of future annual equity compensation grants and provide him with the opportunity to share in the long-term growth of the value of the Company. The terms of the CFO Performance Award are expected to be substantially similar to the Wheels Up Experience Inc. Performance Award Agreements granted to the Company’s Chief Executive Officer and Chief Commercial Officer in November 2023 and May 2024 (together, the “Existing Performance Awards”), respectively. Descriptions of the material terms of the Existing Performance Awards are included in the first four paragraphs under the heading “Executive Performance Awards” in Note 10, Stockholders’ Equity and Equity-Based Compensation in Part I, Item 1 “Financial Statements” in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2024, which are incorporated by reference herein. However, the CFO Performance Award is expected to be different from the Existing Performance Awards as follows: (i) the potential number of shares of the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), or payments of cash, as applicable, under the CFO Performance Award is expected to be lower than under the Existing Performance Awards; (ii) the service-based vesting conditions are expected to provide that one-third of the CFO Performance Award will be eligible to vest on each of September 20, 2025, 2026 and 2027, so long as Mr. Verkamp remains employed with the Company as of such dates; and (iii) certain differences are expected in the definitions used for purposes of determining treatment upon a termination of service to the Company. The issuance of any shares of Common Stock under the CFO Performance Award upon vesting is anticipated to be contingent upon receipt of the approval of the award by the Company’s stockholders. If the plan is not approved by the Company’s stockholders at a future annual or special meeting of the Company’s stockholders or by written consent of the Company’s stockholders, or if upon vesting there is not a sufficient amount of shares authorized by the Company’s stockholders to deliver the number of shares due under the CFO Performance Award, then upon vesting, if at all, any amounts payable under the CFO Performance Award will not be paid in the form of the issuance of new shares of Common Stock and instead will be payable in cash. The Company currently intends to obtain approval of the plan by the Company’s stockholders at a future meeting of the Company’s stockholders or by written consent of the Company’s stockholders.
There are: no family relationships between Mr. Verkamp and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company; except as described above with respect to the Offer Letter and CFO Performance Award, no arrangements or understandings between Mr. Verkamp and any other person pursuant to which he was appointed as Chief Financial Officer and principal financial officer of the Company; and no transactions between Mr. Verkamp and the Company that would require disclosure under Item 404(a) of Regulation S-K.
The preceding description of: (i) the Offer Letter is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference; and (ii) the CFO Performance Award is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the CFO Performance Award, a copy of which is expected to be filed with the Company’s forthcoming definitive proxy statement on Schedule 14A related to the Company’s 2025 annual meeting of stockholders.
Item 7.01    Regulation FD Disclosure.
On March 11, 2025, the Company issued a press release regarding the appointment of Mr. Verkamp as the Chief Financial Officer of the Company, a copy of which is furnished as Exhibit 99.3 and incorporated by reference herein.
The information in Items 2.02 and 7.01 of this Current Report and Exhibits 99.1, 99.2 and 99.3 is being furnished pursuant to Items 2.02 and 7.01, as applicable, of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report and Exhibits 99.1, 99.2 and 99.3 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of the Company. These forward-looking statements include, but are not limited to, statements regarding the expected impact and timing of certain personnel transitions and the CFO Performance Award. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 7, 2024 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
10.1*†+	Offer Letter, dated March 7, 2025, by and between John Verkamp and Wheels Up Partners LLC
99.1**	Press Release, dated March 11, 2025 (Earnings Release)
99.2**	Investor Letter, dated March 11, 2025
99.3**	Press Release, dated March 11, 2025 (Wheels Up Names John Verkamp as Chief Financial Officer)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.
** Furnished herewith.
† Identifies a management contract or compensatory plan or arrangement.
+ Certain portions of this Exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K. Certain schedules, exhibits, annexes and/or appendices have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted information to the SEC or its staff upon request..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: March 11, 2025	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer